EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the accompanying Annual Report on Form 10-K for the fiscal year ended September 30, 2008 (the “Report”) of BBM Holdings, Inc. (the “Company”), the undersigned, Andrew Limpert, Chief Executive Officer and Chief Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 12, 2009	/s/ Andrew Limpert
Name: Andrew Limpert
Title: Chief Executive Officer and Chief Financial Officer
(principal executive and financial officer)